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                                                                  EXHIBIT 10.7.1

                             AMENDMENT NO. 1 TO THE
                                    LEVIATHAN
                            1998 UNIT OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

         Pursuant to Section 9.1 of the Leviathan 1998 Unit Option Plan for Non-Employee Directors, effective as of August 14, 1998 (the "Plan"), the Plan is hereby amended as follows, effective December 1, 1999:

         WHEREAS, effective as of December 1, 1999, the name of the General Partner and the Partnership changed to El Paso Energy Partners Company and El Paso Energy Partners, L.P., respectively.

         NOW, THEREFORE, the name of the Plan is hereby changed to "El Paso Energy Partners, L.P. 1998 Unit Option Plan for Non-Employee Directors."

         All references in the Plan to "Leviathan Gas Pipeline Company" or the "Company" shall mean "El Paso Energy Partners Company" and all references to "Leviathan Gas Pipeline Partners, L.P." or the "Partnership" shall mean "El Paso Energy Partners, L.P."

         IN WITNESS WHEREOF, the General Partner has caused this amendment to be duly executed on behalf of the Partnership on this 1st day of December, 1999.

                                       EL PASO ENERGY PARTNERS, L.P.
                                       By: El Paso Energy Partners Company
                                           The General Partner

                                       By      /s/ H. Brent Austin
                                       -----------------------------------------
                                       Title:  Executive Vice President

ATTEST:

By     /s/ David L. Siddall
-----------------------------
Title:  Corporate Secretary